UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

United Development Funding Income Fund V
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-194162 (1933 Act)	46-3890365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas 76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement.

On April 4, 2016, United Development Funding Income Fund V (the “Trust”) entered into a new advisory agreement (the “New Advisory Agreement”) with UDF V OP, L.P., the Trust’s affiliated operating partnership (“UDF V OP”), and UDFH General Services, L.P., an affiliate of the Trust (the “Advisor”). The New Advisory Agreement became effective on April 4, 2016, following the termination of the Trust’s previous advisory agreement (the “ARC Advisory Agreement”) with American Realty Capital Residential Advisors, LLC (“ARC Residential Advisors”).

Under the New Advisory Agreement, the Advisor will provide the same advisory and asset management services as were provided under the ARC Advisory Agreement. The Advisor previously served as the sub-advisor to the Trust under a sub-advisory agreement with ARC Residential Advisors. The New Advisory Agreement will have a one-year term, but may be renewed for an unlimited number of successive one-year periods upon the mutual consent of the parties.

All material terms of compensation in the New Advisory Agreement are the same as those provided in the ARC Advisory Agreement, although fees paid to the sub-advisor pursuant to the ARC Advisory Agreement will now be paid directly to the Advisor pursuant to the New Advisory Agreement. There are no other material differences between the New Advisory Agreement and the ARC Advisory Agreement.

The ARC Advisory Agreement was terminated pursuant to a notice of termination from ARC Residential Advisors to the Trust and UDF V OP dated March 29, 2016 and a waiver of the required 60-day termination notice sent by the Trust and UDF V OP to ARC Residential Advisors on April 4, 2016.

The foregoing description of the New Advisory Agreement is qualified in its entirety by reference to the Advisory Agreement by and among the Trust, UDF V OP and the Advisor, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information required by Item 1.02 is reported in Item 1.01 of this Current Report on Form 8-K, and is hereby incorporated into this Item 1.02 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Advisory Agreement by and among United Development Funding Income Fund V, UDF V OP, L.P. and UDFH General Services, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding Income Fund V

Dated: April 4, 2016	By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Advisory Agreement by and among United Development Funding Income Fund V, UDF V OP, L.P. and UDFH General Services, L.P.